                                                                    EXHIBIT 20.3

                    Partners First Credit Card Master Trust
                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                               15-May-02
Current Payment Date                            17-Jun-02
Actual / 360 Days                                  33                 33                 33                33
30 / 360 Days                                      32                 32                 32                32
Fixed / Floating                                Floating           Floating           Floating          Floating

                                                                                 Collateral Invested
                                                Class A            Class B              Amount           Class D          Total
Certificate Rate                                         1.97000%        2.20000%         2.81500%         0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                            2.56500%
Initial Balance                                   528,000,000.00  113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Initial Invested Amount + Req Transf Amount                                                                          802,500,000.00

Beginning Outstanding Amount (Distribution)       528,000,000.00  113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Ending Outstanding Amount (Distribution)          528,000,000.00  113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00

Beginning Invested Amount (Distribution)          528,000,000.00  113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount (Distribution)             528,000,000.00  113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount
 (Distribution)                                   528,000,000.00  113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount
 (Distribution)                                   528,000,000.00  113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00


Beginning Invested Amount (Month)                 528,000,000.00  113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount (Month)                    528,000,000.00  113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount (Month)        528,000,000.00  113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount (Month)           528,000,000.00  113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00

Principal Allocation Percentage                            70.40%          15.07%             8.93%           5.60%          100.00%
Floating Allocation Percentage                             70.40%          15.07%             8.93%           5.60%          100.00%
Principal Collections                              44,902,804.74    9,609,880.56      5,697,893.78    3,571,814.01    63,782,393.09
Redirected Finance Charge Collections               8,022,340.68    1,716,902.46      1,017,986.41      638,140.74    11,395,370.29
Reserve Account Draw                                        0.00            0.00                                               0.00
PFA Proceeds (Class A Available Funds)                      0.00                                                               0.00
Redirected Finance Charge plus PFA Proceeds         8,022,340.68    1,716,902.46      1,017,986.41      638,140.74    11,395,370.29
Monthly Interest                                      953,480.00      227,883.33        172,887.92            0.00     1,354,251.25
Investor Default Amount (Net)                       4,087,172.48      874,716.84        518,637.42      325,115.99     5,805,642.73
Monthly Servicing Fee                                 880,000.00      188,333.33        111,666.67       70,000.00     1,250,000.00
Total Due                                           5,920,652.48    1,290,933.50        803,192.00      395,115.99     8,409,893.98

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             11,395,370.29
Series Adjusted Portfolio Yield                                                                                                8.94%
Base Rate                                                                                                                      3.97%

                    Partners First Credit Card Master Trust
                                 Series 1998-3

Series Parameters
                      Revolving Period (Y/N)                                                                  Y
                      Accumulation Period (Y/N)                                                               N
                      Early Amortization (Y/N)                                                                N
                      Controlled Accumulation Period                                                      12.00
                      FUSA is Servicer                                                                        Y
                      Paydown Excess CIA (Y/N)                                                                Y
                      Paydown Excess Class D (Y/N)                                                            Y
                      Controlled Accumulation Amount                                              53,416,666.67
                      Controlled Deposit Amount                                                   53,416,666.67
                      Ending Controlled Deposit Amount Shortfall                                           0.00

Funding Accounts
                      Beginning Principal Funding Account Balance                                          0.00
                      Principal Funding Account Deposit                                                    0.00
                      Principal Funding Account Withdrawal                                                 0.00
                      Ending Principal Funding Account Balance                                             0.00
                      Principal Funding Investment Proceeds                                                0.00

                      Yield Supplement Account Beginning Balance                                           0.00
                      Yield Supplement Account Release                                                     0.00
                      Yield Supplement Account Ending Balance                                              0.00

                      Reserve Account Beginning Balance                                            3,205,000.00
                      Required Reserve Account Amount                                              3,205,000.00
                      Available Reserve Account Amount                                             3,205,000.00
                      Interest Retained in Reserve Account                                                 0.00
                      Reserve Draw Amount pursuant to Supplement 4.12(c).                                  0.00
                      Funds Deposited into Reserve Account (out of Excess Spread)                          0.00
                      Ending Reserve Account Balance                                               3,205,000.00
                      Covered Amount                                                                       0.00

C. Certificate Balances and Distributions
                                            Class A             Class B             CIA                Class D           Total
                       Beginning Balance        528,000,000.00    113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
                  Interest Distributions            953,480.00        227,883.33        172,887.92            0.00     1,354,251.25
                 Cumulative PFA Deposits                  0.00              0.00              0.00            0.00             0.00
                 Principal Distributions                  0.00              0.00              0.00            0.00             0.00
                     Total Distributions            953,480.00        227,883.33        172,887.92            0.00     1,354,251.25
              Ending Certificate Balance        528,000,000.00    113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00

                     Partners First Credit Card Master Trust
                                  Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                1 Total amount of the distribution:                                                                    1.8058
                2 Amount of the distribution in respect of Class A Monthly Interest:                                   1.8058
                3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                         0.00
                4 Amount of the distribution in respect of Class A Additional Interest:                                  0.00
                5 Amount of the distribution in respect of Class A Principal:                                            0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                1 Total amount of Class A Investor Charge-Offs:                                                          0.00
                2 Amount of Class A Investor Charge-Offs                                                                 0.00
                  per $1,000 original certificate principal amount:
                3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                    0.00
                4 Amount reimbursed in respect of Class A Investor Charge-Offs                                           0.00
                  per $1,000 original certificate principal amount:
                5 The amount, if any, by which the outstanding principal                                                 0.00
                  balance of the Class A Certificate exceeds the Class A Invested
                  Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                1 The total amount of the distribution:                                                                2.0167
                2 Amount of the distribution in respect of Class B monthly interest:                                   2.0167
                3 Amount of the distribution in respect of Class B outstanding monthly interest:                         0.00
                4 Amount of the distribution in respect of Class B additional interest:                                  0.00
                5 Amount of the distribution in respect of Class B principal:                                            0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                1 The amount of reductions in Class B Invested Amount                                                    0.00
                2 The amount of reductions in the Class B Invested Amount set forth in                                   0.00
                  paragraph 1 above, per $1,000 original certificate principal amount:
                3 The total amount reimbursed in respect of such reductions                                              0.00
                  in the Class B Invested Amount:
                4 The total amount set forth in paragraph 3 above, per $1,000                                            0.00
                  original certificate principal amount:
                5 The amount, if any, by which the outstanding principal balance                                         0.00
                  of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral
   Interest Holder.

               1 Total amount distributed to the Collateral Interest Holder:                         172,887.92
               2 Amount distributed in respect of Collateral Monthly Interest:                       172,887.92
               3 Amount distributed in respect of Collateral Additional Interest:                          0.00
               4 The amount distributed to the Collateral Interest Holder in respect                       0.00
                 of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

               1 The amount of reductions in the Collateral Invested Amount.                               0.00
               2 The total amount reimbursed in respect of such reductions in the                          0.00
                 Collateral Invested Amount

J. Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
               1 Finance Charge Collections Allocated to Series 1998-3
                 (incl. YSA, Res Draw & Int and PFA Proceeds)                                     11,395,370.29
               2 Full amount required to be paid pursuant to sections 4.5
                 and 4.7(excl. Spread Acct.)                                                       8,409,893.98
               3 Spread Account Requirement per Loan Agreement                                        -5,677.13
               4 Finance Charge Shortfall                                                                  0.00
               5 Available for Other Excess Allocation Series                                      2,991,153.44

K. Application of Reallocated Investor Finance Charge Collections.

                                                               Available              Due              Paid            Shortfall
               1 Allocated Class A Available Funds               8,022,340.68
                 a Reserve Account Release                               0.00
                 b PFA Investment Earnings                               0.00
                 c Class A Available Funds                       8,022,340.68

               2 Class A Available Funds                         8,022,340.68
                 a Class A Monthly Interest                                          953,480.00      953,480.00             0.00
                 b Class A Servicing Fee                                             880,000.00      880,000.00             0.00
                 c Class A Investor Default Amount                                 4,087,172.48    4,087,172.48             0.00
                 d Class A Excess                                2,101,688.20

               3 Class B Available Funds                         1,716,902.46
                 a Class B Monthly Interest                                          227,883.33      227,883.33             0.00
                 b Class B Servicing Fee                                             188,333.33      188,333.33             0.00
                 c Class B Excess                                1,300,685.79

               4 Collateral Available Funds                      1,017,986.41
                 a Collateral Servicing Fee                                          111,666.67      111,666.67             0.00
                 b Collateral Excess                               906,319.75

               5 Class D Available Funds                           638,140.74
                 a Class D Servicing Fee                                              70,000.00       70,000.00             0.00
                 b Class D Excess                                  568,140.74

               6 Total Excess Spread                             4,876,834.48

                    Partners First Credit Card Master Trust
                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                           Available             Due           Paid       Shortfall
                1 Available Excess Spread                                     4,876,834.48
                2 Excess Fin Charge Coll                                              0.00
                       from Other Series
                3 Available Funds                                             4,876,834.48
                4 Class A Required Amount
                  a Interest                                                                          0.00         0.00        0.00
                  b Servicing Fee                                                                     0.00         0.00        0.00
                  c Defaults                                                                          0.00         0.00        0.00
                5 Class A Charge Offs not Previously Reimbursed                                       0.00         0.00        0.00
               6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
                  a Interest                                                                          0.00         0.00        0.00
                  b Servicing Fee                                                                     0.00         0.00        0.00
               6b Class B Default Amount                                                        874,716.84   874,716.84        0.00
                7 Reductions in Class B not previously reimbursed                                     0.00         0.00        0.00
                8 Monthly Servicing Fee Shortfalls                                                    0.00         0.00        0.00
                9 Collateral Monthly Interest                                                   172,887.92   172,887.92        0.00
               10 Collateral Default Amount                                                     518,637.42   518,637.42        0.00
               11 Reductions in CIA not previously reimbursed                                         0.00         0.00        0.00
               12 Reserve Account Deposit                                                             0.00         0.00        0.00
               13 Class D Monthly Interest                                                            0.00         0.00        0.00
               14 Class D Default Amount                                                        325,115.99   325,115.99        0.00
               15 Reductions in Class D not previously reimbursed                                     0.00         0.00        0.00
               16 Other CIA Amounts Owed                                                              0.00         0.00        0.00
               17 Excess Fin Coll for Other Series                                                    0.00         0.00        0.00
               18 Excess Spread (after reallocation)                          2,985,476.31
               19 Writedowns
                                                                                            Redirected
                                                                           Total            Principal      Charge-Offs
                                   a Class A                                          0.00            0.00         0.00
                                     in respect of A                                                               0.00
                                   b Class B                                          0.00            0.00         0.00
                                     in respect of A                                                               0.00
                                     in respect of B                                                               0.00
                                   c CIA                                              0.00            0.00         0.00
                                     in respect of A                                                               0.00
                                     in respect of B                                                               0.00
                                     in respect of CIA                                                             0.00
                                   d Class D                                          0.00            0.00         0.00
                                     in respect of A                                                               0.00
                                     in respect of B                                                               0.00
                                     in respect of CIA                                                             0.00
                                     in respect of D                                                               0.00

M. Application of Redirected Principal Collections
                                                                           Available             Due           Paid       Shortfall
                1 Redirected Principal Collections                           18,879,588.36
                2 Class A Required Amount
                  a Interest                                                                          0.00         0.00        0.00
                  b Servicing Fee                                                                     0.00         0.00        0.00
                  c Defaults                                                                          0.00         0.00        0.00
                3 Class B Required Amount
                  a Interest                                                                          0.00         0.00        0.00
                  b Servicing Fee                                                                     0.00         0.00        0.00
                  c Defaults                                                                          0.00         0.00        0.00
                4 Collateral Required Amount
                  a Interest                                                                          0.00         0.00        0.00
                  b Servicing Fee                                                                     0.00         0.00        0.00
                  c Defaults                                                                          0.00         0.00        0.00
                5 Available for Available Principal Collections              18,879,588.36

N.  Principal Shortfall Amount/Shared Principal Collections
                1 Principal Allocation % of the Series 1998-3 Allocable Principal
                  Collections                                                                63,782,393.09
                2 Other amounts treated as Principal Collections per Section 4.5 & 4.7        5,805,642.73
                3 Full amount required to be distributed pursuant to Section 4.5                      0.00
                4 Principal required to fund the Required Amount per Section 4.8                      0.00
                5 Principal Shortfall                                                                 0.00
                6 Available for Shared Principal Collections                                 69,588,035.82

                    Partners First Credit Card Master Trust
                                  Series 1998-3

O. Available Principal Collections
                          1 Available Principal Collections (per the definition thereof)                         69,588,035.82
                          2 Principal Collections allocation to other Principal Sharing Series                            0.00
                          3 Available Principal Collections (after Sharing)                                      69,588,035.82

P. Application of Principal Collections during Revolving Period

                          1 Available Principal Collections                                                      69,588,035.82

                          2 Collateral Invested Amount                                                           67,000,000.00
                          3 Required Collateral Invested Amount                                                  67,000,000.00
                          4 Amount used to pay Excess CIA                                                                 0.00

                          5 Available Principal Collections                                                      69,588,035.82
                          6 Class D                                                                              42,000,000.00
                          7 Required Class D                                                                     42,000,000.00
                          8 Amount used to pay Excess Class D                                                             0.00

Q. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                               0.00
                          2 Controlled Deposit Amount                                                                     0.00
                          3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                           0.00
                          4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                           0.00
                          5 Required Enhancement Amount                                                                   0.00

                          6 Remaining Principal Collections Available                                                     0.00
                          7 Remaining Collateral Invested Amount                                                          0.00
                          8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b & 7)                0.00
                                             a Excess of CIA and Class D over Required Enhancement Amt                    0.00
                                             b Excess of Available Principal Collections over PFA deposit                 0.00

                          9 Remaining Principal Collections Available                                                     0.00
                         10 Remaining Class D Amount                                                                      0.00
                         11 Principal Paid to Class D (limited by Required Enhancement Amount)                            0.00

                    Partners First Credit Card Master Trust
                                  Series 1998-3

R. Application of Principal Collections during Early Amortization Period

                          1 Available Principal Collections                                                       0.00
                                             a Remaining Class A Adjusted Invested Amount                         0.00
                                             b Principal Paid to Class A - Current Period's Collections           0.00
                                             c Principal Paid to Class A - PFA per 5.1                            0.00
                                             d Total Principal Paid to Class A                                    0.00

                          2 Remaining Principal Collections Available                                             0.00
                                             a Remaining Class B Adjusted Invested Amount                         0.00
                                             b Principal Paid to Class B - Current Period's Collections           0.00
                                             c Principal Paid to Class B - PFA per 5.1                            0.00
                                             d Total Principal Paid to Class B                                    0.00

                          3 Remaining Principal Collections Available                                             0.00
                                             a Remaining Collateral Invested Amount                               0.00
                                             b Principal Paid to CIA                                              0.00

                          4 Remaining Principal Collections Available                                             0.00
                                             a Remaining Class D Amount                                           0.00
                                             b Principal Paid to Class D                                          0.00

S. Yield and Base Rate

                          1 Base Rate
                                             a Current Monthly Period                                             3.97%
                                             b Prior Monthly Period                                               3.99%
                                             c Second Prior Monthly Period                                        4.03%

                            Three Month Average Base Rate                                                                     4.00%

                          2 Series Adjusted Portfolio Yield
                                             a Current Monthly Period                                             8.94%
                                             b Prior Monthly Period                                               7.40%
                                             c Second Prior Monthly Period                                       10.90%

                            Three Month Average Series Adjusted Portfolio Yield                                               9.08%

                          3 Excess Spread
                                             a Current Monthly Period                                             4.97%
                                             b Prior Monthly Period                                               3.41%
                                             c Second Prior Monthly Period                                        6.88%

                            Three Month Average Excess Spread                                                                 5.09%